AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT
This Amendment to Amended and Restated Employment Agreement (the “Amendment”), by and between Magellan Petroleum Corporation, a Delaware corporation (the “Company”), and J. Thomas Wilson (the “Executive”), is entered into effective as of October 31, 2014 (the “Effective Date”), and amends that certain Amended and Restated Employment Agreement, effective as of the Effective Date (the “Agreement”), entered into by the Company and Mr. Wilson on December 3, 2014. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.
WHEREAS, the Agreement provides in Section 3.1(a) that as of the Effective Date the Company shall pay the Executive an annual base salary of Three Hundred Ninety-Nine Thousand Six Hundred Dollars ($399,600.00); and
WHEREAS, the Parties wish to amend the Agreement to reflect the intent of the Parties that the Executive’s annual base salary be Three Hundred Thousand Dollars ($300,000.00), and that the Company shall also provide the Executive with an annual personal car allowance benefit of Nine Thousand Six Hundred Dollars ($9,600.00);
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend, effective as of the Effective Date, the Agreement as follows:
1.Salary.
(a)    Section 3.1(a) of the Agreement is hereby amended to revise the first sentence thereof to read as follows:
As of the Effective Date, the Company shall pay the Executive an annual base salary of Three Hundred Thousand Dollars ($300,000.00).
2.    Benefit Programs. Section 3.3 of the Agreement is hereby amended to add the following sentence to the end of Section 3.3:
In addition, the Company shall provide the Executive with an annual personal car allowance benefit of Nine Thousand Six Hundred Dollars ($9,600.00).
3.    Miscellaneous.
(a)    Continuing Validity. All other provisions of the Agreement shall remain in full force and effect.
(b)    Counterparts and Delivery of Signature Pages. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument. Executed signature pages may be delivered by email or fax transmission.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer or representative and the Executive has hereunto set his hand on the day and year set forth below, to be effective as of the day and year first above written.

MAGELLAN PETROLEUM CORPORATION

By: /s/ J. Robinson West
Name: J. Robinson West
Title: Chairman of the Board
Date Signed: February 11, 2015

EXECUTIVE
/s/ J. Thomas Wilson
J. Thomas Wilson
Date Signed: February 11, 2015

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